UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

            (Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices)(Zipcode)

 Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

             (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period:  5/31/11

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

                May 31, 2011

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

May 31, 2011

ECONOMIC SUMMARY

The U.S. Economy grew 1.8% in the first quarter of 2011.  This marks a slowing in the rate of growth relative to the 3.1% economic growth reported in the fourth quarter of 2010.  The deceleration of the U.S. economy in the first quarter has been attributed to slower growth of consumer spending, fewer exports, reduced government spending at the federal, state and local levels, and a deceleration in both residential and nonresidential fixed investment.

While the pace of economic growth has diminished in the second quarter of 2011 due to supply disruptions resulting from the earthquake in Japan, and weakness in consumer spending from an earlier rise in food and energy prices, we see the recovery as sustainable and believe the U.S. economy may rebound in the second half of the year and achieve moderate economic growth in 2011.  Our forecast calls for economic growth in the U.S. of 2.0% to 2.5% in 2011. We believe that manufacturing may rebound as supply delivery channels begin to flow again.  The continued, though slow, improvement in the labor market will likely support consumer spending growth.  A weakening U.S. dollar is likely to drive strong export activity.  These factors are more than sufficient to offset the continued weakness in the housing market, and may result in continued moderate economic growth in 2011.

Inflation measures have moved higher.  However, even with this recent upward pressure, longer-term inflation expectations have remained stable and measures of underlying inflation remain subdued.  The subdued pace of economic growth and stable inflation expectations may allow the Federal Reserve to maintain the federal funds target rate at historically low levels well into 2012.

The Equity Growth Fund

For the six months and one year ended May 31, 2011 the North Country Equity Growth Fund had total returns of 13.31% and 21.37% versus the S&P 5001 at 15.03% and 25.95% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -1.81%, 1.94%, and 1.38% versus the S&P 500 at 0.91%, 3.32%, and 2.64% respectively.

Modest economic growth coupled with continuing corporate profit growth, reasonable valuations and an accommodative Federal Reserve continue to support the case for equities.  However, uncertainty surrounding the Middle East and North Africa, Japan, and the Sovereign Debt Crisis in Europe, remain ongoing concerns.

Earnings growth remains intact, as we expect earnings for the second quarter of 2011 to grow nearly 14% on a year-over-year market weighted basis and earnings for all of 2011 are estimated to rise just over 13%.  We note that earnings growth has historically been one of the prime determinants of stock market returns and would look for this to be the case as we progress through 2011.

We do not expect a meaningful expansion of the Price to Earnings (P/E) multiple in 2011. This would suggest that, absent unforeseen volatility and given reasonable valuation levels, earnings growth and dividend yields will be the prime determinants of equity market returns in 2011.

Equity valuations appear attractive to us with the S&P 500 trading near 14.5 times 2011 expected earnings.  This compares favorably to the five year range of 10.19 to 23.58 times forecasted earnings and the five year average P/E ratio 16.15 times forward earnings.

In December 2010 our overweight sectors were Industrials, Information Technology and Utilities. We were underweight Financials, Healthcare, and Telecommunication Services. We were a marketweight in Consumer Discretionary and Materials.  We reduced the Consumer Staples sector to an underweight from a marketweight. It appeared to us that valuations were stretched and that rising input costs would be absorbed by companies and not passed on to consumers, impacting margins. At the same time we increased the Energy sector from a marketweight to an overweight, as we expected that sector to deliver positive relative performance as the global economic recovery continued.

In January 2011 we decided to reduce the Utilities sector to an underweight from an overweight.  We felt the Utilities sector had limited exposure to global growth, in particular to the emerging markets, which we felt would continue to have economic growth rates in excess of our domestic growth rate.  The potential for higher interest rates was expected to be a drag on the sector’s performance too.   We upgraded the Materials sector from a marketweight to an overweight, as we expected those companies to benefit from higher commodity prices resulting from increased global demand.

In May 2011, based on our forecast for moderating domestic economic growth, a strengthening dollar and easing tensions in the Middle East and North Africa, we reduced the Energy sector from an overweight to a marketweight.  At the time we felt Energy stocks were fully valued and were vulnerable to any setback in the price of oil resulting from moderating economic growth. We also reduced the Materials sector from an overweight to marketweight, as we became skeptical that higher commodity prices could be sustained should the pace of economic growth slow.  With the reduction in allocation to the Energy and Materials sectors, we increased the weighting in the Healthcare sector, but maintained an underweight allocation. Valuations appeared favorable and the dividend growth rate forecast for the sector compared favorably to the dividend growth rates in the Utilities, and Telecommunications Sectors.  At the end of May we remained overweight in Industrials and Information Technology, underweight in Consumer Staples, Financials, Utilities and Telecommunication Services, and marketweight in Consumer Discretionary.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 0.75% for the six month period ending May 31, 2011; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned 1.19%.  As of May 31, 2011, the North Country Intermediate Bond Fund had annualized total returns for one year, three years, five years and ten years of 4.55%, 4.09%, 4.30% and 4.22% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 4.92%, 5.18%, 5.79% and 5.12% respectively.

The North Country Intermediate Bond Fund has underperformed its benchmark for the six-month and one year periods ending May 31, 2011.  The underperformance during this time period is related to our decision to maintain a longer than benchmark duration and an overweight in Corporate Bonds relative to our benchmark.  We attribute this recent relative underperformance to a general narrowing of credit spreads. The North Country Intermediate Bond Fund has sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, attractive yields in corporate bonds, and potential for tightening credit spreads.

For the three-year and five-year periods ending May 31, 2011 the North Country Intermediate Bond Fund has underperformed its benchmark.  During this period, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate Bonds relative to our benchmark.  The flight to quality during the credit crisis benefitted the performance of U.S. Treasuries while negatively impacting returns of Corporate Bonds as credit spreads widened during this period; consequently our performance relative to our benchmark was negatively impacted.  Relative investment performance for the five-year and ten-year periods ending May 31, 2011 were also impacted by the fund maintaining a shorter than benchmark duration during the period, from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.07%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.84%

Average Annual Total Returns as of March 31, 2011 (Latest Calendar Quarter)

1 Year 5 Years 10 Years North Country Equity Growth Fund 11.45% 1.27% 1.94% North Country Intermediate Bond Fund 3.83% 3.87% 3.97%

Average Annual Total Returns as of May 31, 2011 (Fiscal First Half)

1 Year 5 Years 10 Years North Country Equity Growth Fund 21.37% 1.94% 1.38% North Country Intermediate Bond Fund 4.55% 4.30% 4.22%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as May 31, 2011 and are those of the Adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

1410-NLD-7/7/2011

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

                                                    May 31, 2011

Industries	% of Net Assets		% of Net Assets
Common Stock	97.25%
Retail	9.35%	Consumer Products	2.63%
Computer / Network Products	8.74%	Media	2.27%
Oil & Gas Producers	7.38%	Machinery-Diversified	2.14%
Banks	6.50%	Food	2.13%
Conglomerates	6.00%	Transportation	1.87%
Oil & Gas Services	5.84%	Auto Manufacturers	1.00%
Medical – Drugs	5.52%	Biotechnology	0.97%
Telecommunications	4.83%	Machinery – Construction & Mining	0.97%
Software & Programming	4.70%	Mining	0.95%
Insurance	4.26%	Iron/Steel	0.94%
Medical Equipment & Supplies	3.59%	Industrial Gases	0.89%
Diversified Financial Services	3.45%	Forest Products & Paper	0.86%
Semiconductors	3.21%	Electrical Products	0.53%
Electric Utilities	2.91%	Money Market Funds	2.59%
Beverages	2.82%	Other Assets Less Liabilities	0.16%

                                                                        Total Net Assets

                                     100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Exxon Mobil Corp	3.33%	Intel Corp.	2.21%
International Business Machines	2.45%	T. Rowe Price Group, Inc	2.18%
Apple, Inc.	2.39%	Deere & Co.	2.14%
Honeywell International, Inc.	2.39%	Chevron Corp.	2.07%
EMC Corp.	2.25%	Oracle Corp.	2.04%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2011

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	76.94%	Commercial Services	1.67%
Banks	11.79%	Foods	1.57%
Diversified Financial Services	8.73%	Forest Products & Paper	1.50%
Telecommunications	6.58%	Cosmetics / Personal Care	0.94%
Retail	6.21%	Iron / Steel	0.85%
Investment Services	5.61%	Household Products	0.82%
Electric Utilities	4.88%	Communications Equipment	0.81%
Insurance	4.04%	Healthcare Services	0.81%
Chemicals	3.24%	Healthcare Products	0.79%
Aerospace / Defense	3.18%	Software	0.78%
Computers	2.58%	U.S. Govt. & Agency Obligations	19.67%
Electrical Components & Equipment	2.50%	Government Agencies	19.67%
Oil & Gas	2.41%	Money Market Funds	2.45%
Beverages	2.37%	Other Assets Less Liabilities	0.94%
Pharmaceuticals	2.28%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
U.S. Treasury Note, 0.5%, due 4/15/15	3.19%	FFCB, 2.540%, due 3/30/16	2.98%
Merrill Lynch & Co., 5.00%, due 1/15/15	3.16%	CVS Caremark Corp., 5.75%, due 8/15/11	2.98%
John Deere Cap, 4.50%, due 4/3/13	3.15%	FHLB, 0.875%, due 11/22/13	2.95%
U.S. Bancorp, 3.15%, due 3/4/15	3.07%	IBM, 5.70%, due 9/14/17	2.58%
FFCB, 3.80%, due 12/14/17	3.00%	FHLMC., 2.52%, due 12/9/14	2.30%

 FHLB – Federal Home Loan Bank

 FHLMC – Federal Home Loan Mortgage Corporation

 FNMA – Federal National Mortgage Association

 FFCB – Federal Farm Credit Bank

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2011

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 97.25%			Electric Utilities - 2.91%
Auto Manufacturers - 1.00%			14,500	Alliant Energy Corp.	$ 596,385
62,000	Ford Motor Co. *	$ 925,040	17,400	Dominion Resources, Inc.	830,328
			10,000	Exelon Corp.	418,500
Banks - 6.50%			21,000	Southern Co.	841,680
43,930	The Bank of New York Mellon Corp.	1,234,872			2,686,893
42,000	JP Morgan Chase & Co.	1,816,080	Food - 2.13%
41,000	Morgan Stanley	990,560	22,500	General Mills, Inc.	894,825
32,300	US Bancorp	826,880	19,500	HJ Heinz Co.	1,070,940
40,000	Wells Fargo & Co.	1,134,800			1,965,765
		6,003,192	Forest Products & Paper - 0.86%
Beverages - 2.82%			25,500	International Paper Co.	796,110
26,000	Coca-Cola Co.	1,737,060
12,200	PepsiCo, Inc.	867,664	Industrial Gases - 0.89%
		2,604,724	7,800	Praxair, Inc.	825,552
Biotechnology - 0.97%
14,800	Celgene Corp. *	901,468	Insurance - 4.26%
			21,000	Berkshire Hathaway, Inc. - Class B *	1,660,470
Computers / Network Products - 8.74%			32,000	Metlife, Inc.	1,411,200
6,350	Apple, Inc. *	2,208,721	14,000	Travelers Cos., Inc.	869,120
72,900	EMC Corp. *	2,075,463			3,940,790
40,700	Hewlett-Packard Co.	1,521,366	Iron/Steel - 0.94%
13,400	International Business Machines Corp.	2,263,662	20,600	Nucor Corp.	872,204
		8,069,212
Conglomerates - 6.00%			Machinery - Construction & Mining - 0.97%
7,000	3M Co.	660,660	8,500	Caterpillar, Inc.	899,300
33,000	Danaher Corp.	1,799,490
37000	Honeywell International, Inc.	2,203,350	Machinery - Diversified - 2.14%
10,000	United Technologies Corp.	877,700	23,000	Deere & Co.	1,979,840
		5,541,200
Consumer Products - 2.63%			Media - 2.27%
15,500	Colgate-Palmolive Co.	1,356,715	29,000	Time Warner, Inc.	1,056,470
16,000	Procter & Gamble Co.	1,072,000	25,000	Walt Disney Co.	1,040,750
		2,428,715			2,097,220
Diversified Financial Services - 3.45%			Medical Drugs - 5.52%
22,800	American Express Co.	1,176,480	16,300	Abbott Laboratories	851,675
31,750	T Rowe Price Group, Inc.	2,009,775	31,000	Bristol-Myers Squibb Co.	891,560
		3,186,255	19,800	Cardinal Health, Inc.	899,316
Electrical Products - 0.53%			13,300	Johnson & Johnson	894,957
9,000	Emerson Electric Co.	490,950

The accompanying notes are an integral part of these financial statements.

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2011

Shares		Fair Value	Shares		Fair Value
Medical Drugs (Continued) - 5.52%			Semiconductors - 3.21%
17,900	Merck & Co., Inc.	$ 657,825	22,500	Analog Devices, Inc.	$ 926,325
14,000	Watson Pharmaceuticals Corp. *	900,900	90,500	Intel Corp.	2,037,155
		5,096,233			2,963,480
Medical Equipment & Supplies - 3.59%			Software & Programming - 4.70%
21,000	Aetna, Inc.	917,280	28,500	Adobe Systems, Inc. *	986,955
14,900	Baxter International, Inc.	886,848	58,800	Microsoft Corp.	1,470,588
21,100	Medtronic, Inc.	858,770	55,000	Oracle Corp.	1,882,100
9,700	Zimmer Holdings, Inc. *	657,272			4,339,643
		3,320,170	Telecommunications - 4.83%
Mining - 0.95%			22,200	AT&T, Inc.	700,632
16,900	Freeport-McMoRan Copper & Gold-		78,400	Cisco Systems, Inc.	1,317,120
	Class B	872,716	30,300	Qualcomm, Inc.	1,775,277
			18,000	Verizon Communications, Inc.	664,740
Oil & Gas Producers - 7.38%					4,457,769
18,200	Chevron Corp.	1,909,362	Transportation - 1.87%
36,800	Exxon Mobil Corp.	3,071,696	11,500	Norfolk Southern Corp.	843,065
17,000	Occidental Petroleum Corp.	1,833,450	12,000	United Parcel Service, Inc. - Cl. B	881,880
		6,814,508			1,724,945
Oil & Gas Services - 5.84%
12,500	ConocoPhillips	915,250	TOTAL COMMON STOCK		89,833,736
13,800	Devon Energy Corp.	1,160,166	( Cost - $71,477,293)
19,500	Halliburton Co.	977,925
26,100	Marathon Oil Corp.	1,413,837	MONEY MARKET FUND - 2.59%
10,800	Schlumberger, Ltd.	925,776	2,390,381	BlackRock Liquidity
		5,392,954		Temp Fund, 0.00% (a)	2,390,381
Retail - 9.35%			TOTAL MONEY MARKET FUNDS		2,390,381
10,800	Costco Wholesale Corp.	890,784	( Cost - $2,390,381)
18,000	Darden Restaurant, Inc.	911,700
44,300	Home Depot, Inc.	1,607,204	TOTAL INVESTMENTS - 99.84%
10,300	Kohl's Corp.	548,372	( Cost - $73,867,674)		92,224,117
23,500	Limited, Inc.	939,060	Other assets less liabilities - 0.16%		153,013
14,000	McDonald's Corp.	1,141,560	TOTAL NET ASSETS - 100.00%		$92,377,130
21,000	Nordstrom, Inc.	983,430
16,500	TJX Companies, Inc.	874,830	* Non-Income producing security.
13,400	Wal-Mart Stores, Inc.	739,948	(a) Variable rate yield; the coupon rate shown
		8,636,888	represents the rate as of May 31, 2011.

The accompanying notes are an integral part of these financial statements.

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 76.94%			Commercial Services - 1.67%
Aerospace / Defense - 3.18%				Western Union Co.,
	Boeing Co.,		$ 1,000,000	5.93%, due 10/1/16	$ 1,134,260
$ 500,000	3.50%, due 2/15/15	$ 531,095
1,000,000	3.75%, due 11/20/16	1,076,540	Communications Equipment - 0.81%
	Rockwell Collins, Inc.,			Cisco Systems, Inc.,
500,000	5.25%, due 7/15/19	549,580	500,000	4.95%, due 2/15/19	545,230
		2,157,215
Banks - 11.79%			Computers - 2.58%
	American Express Centurion,			International Business Machines,
1,100,000	5.95%, due 6/12/17	1,246,399	1,500,000	5.70%, due 9/14/17	1,746,105
	The Bank of New York Mellon Corp.,
340,000	4.60%, due 1/15/20	359,295	Cosmetics / Personal Care - 0.94%
	J.P. Morgan Chase & Co.,			Avon Products, Inc.,
1,000,000	4.75%, due 5/1/13	1,065,860	625,000	4.20%, due 7/15/18	638,706
	Morgan Stanley,
1,000,000	5.75%, due 10/18/16	1,094,070	Diversified Financial Services - 8.73%
	U.S. Bancorp.,			American Express Credit Corp.,
2,000,000	3.15%, due 3/4/15	2,080,060	1,000,000	5.125%, due 8/25/14	1,094,310
	Wells Fargo & Co.,			Caterpillar Financial Services Corp.,
1,000,000	4.375%, due 1/31/13	1,055,290	500,000	4.25%, due 2/8/13	528,235
1,000,000	5.00%, due 11/15/14	1,083,580		General Electric Capital Corp.,
		7,984,554	1,000,000	4.25%, due 6/15/12	1,036,880
Beverages - 2.37%			1,000,000	5.375%, due 10/20/16	1,117,210
	Coca-Cola Co.,			John Deere Capital Corp.,
500,000	4.875%, due 3/15/19	553,335	2,000,000	4.50%, due 4/3/13	2,132,140
	PepsiCo, Inc.,				5,908,775
1,000,000	3.10%, due 1/15/15	1,052,990	Electrical Components & Equipment - 2.50%
		1,606,325		Emerson Electric Co.,
Chemicals - 3.24%			1,000,000	5.375%, due 10/15/17	1,142,880
	Du Pont De Nemours & Co.,		500,000	4.875%, due 10/15/19	550,885
500,000	3.25%, due 1/15/15	525,430			1,693,765
	Monsanto Co.,		Electric Utilities - 4.88%
1,000,000	5.125%, due 4/15/18	1,109,140		Detroit Edison Co.,
	Praxair, Inc.,		1,000,000	5.60%, 6/15/18	1,142,590
500,000	5.25%, due 11/15/14	563,335		Dominion Resources, Inc.,
		2,197,905	500,000	5.15%, due 7/15/15	554,365

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 4.88% (Continued)			Investment Services - 5.61%
	Indiana Michigan Power,			Bear Stearns Co., Inc.,
$ 1,000,000	6.38%, due 11/1/12	$ 1,062,970	$ 1,000,000	5.70%, due 11/15/14	$ 1,111,680
	Southern Power Co.,		500,000	5.55%, due 1/22/17	547,980
500,000	4.875%, due 7/15/15	546,085		Merrill Lynch & Co.,
		3,306,010	2,000,000	5.00%, due 1/15/15	2,140,120
Foods - 1.57%					3,799,780
	Campbell Soup Co.,		Iron / Steel - 0.85%	`
500,000	4.50%, due 2/15/19	533,400		Nucor Corp.,
	Kellogg Co.,		500,000	5.85%, due 6/1/18	575,435
500,000	4.25%, due 3/6/13	528,460
		1,061,860	Oil & Gas - 2.41%
Forest Products & Paper - 1.50%				Apache Corp.,
	International Paper Co.,		500,000	5.25%, due 4/15/13	540,345
1,000,000	6.75%, due 9/1/11	1,012,200		Occidental Petroleum Corp.,
			1,000,000	4.125%, due 6/1/16	1,088,990
Healthcare - Products - 0.79%					1,629,335
	Baxter International, Inc.,		Pharmaceuticals - 2.28%
500,000	4.50%, due 8/15/19	533,100		Abbott Laboratories,
			1,500,000	4.125%, due 5/27/20	1,542,600
Healthcare - Services - 0.81%
	UnitedHealth Group, Inc.,		Retail - 6.21%
500,000	5.00%, due 8/15/14	546,590		CVS Caremark Corp.,
			2,000,000	5.75%, due 8/15/11	2,020,540
Household Products - 0.82%				Lowe's Co., Inc.,
	Procter & Gamble Co.,		1,000,000	4.625%, due 4/15/20	1,071,630
500,000	4.70%, due 2/15/19	553,610		Starbucks Corp.,
			500,000	6.25%, due 8/15/17	582,265
Insurance - 4.04%				Wal-Mart Stores, Inc.,
	Berkshire Hathaway Finance Corp.,		500,000	3.20%, due 5/15/14	529,770
500,000	4.60%, due 5/15/13	534,605			4,204,205
1,000,000	5.40%, due 5/15/18	1,123,480	Software - 0.78%
	Metlife, Inc.			Microsoft Corp.,
500,000	5.00%, due 6/15/15	549,345	500,000	4.20%, due 6/1/2019	529,960
	Prudential Financial, Inc.,
500,000	4.50%, due 7/15/13	528,100
		2,735,530

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
Telecommunications - 6.58%			U.S. GOVERNMENT &
	AT&T, Inc.,		AGENCY OBLIGATIONS - 19.67% (Continued)
$ 1,000,000	5.63%, due 6/15/16	$ 1,133,910		Federal Home Loan Mortgage
1,000,000	5.60%, due 5/15/18	1,119,780		Corporation,
	BellSouth Corp.,		$ 1,500,000	2.52%, due 12/9/14	$ 1,560,105
500,000	5.20%, due 9/15/14	554,345	500,000	2.25%, due 12/21/15	503,160
	Verizon Communications, Inc.,			Tennessee Valley Authority,
1,000,000	5.50%, due 2/15/18	1,118,670	1,000,000	4.50%, due 4/1/18	1,115,560
	Verizon Global,			United States Treasury Notes
500,000	4.375%, due 6/1/13	531,835	2,000,000	0.50%, due 4/15/15	2,159,979
		4,458,540
			TOTAL U.S. GOVERNMENT &		13,317,696
TOTAL CORPORATE BONDS			AGENCY OBLIGATIONS
( Cost - $50,699,401)		52,101,595	( Cost - $12,022,933)

U.S. GOVERNMENT &			Shares
AGENCY OBLIGATIONS - 19.67%			MONEY MARKET FUNDS - 2.45%
Government Agencies - 19.67%				BlackRock Liquidity
	Federal Farm Credit Bank,		1,662,166	Temp Fund, 0.00% (a)	1,662,166
2,000,000	2.54%, due 3/30/16	2,021,700	TOTAL MONEY MARKET FUNDS
2,000,000	3.80%, due 12/14/17	2,033,540	( Cost - $1,662,166)		1,662,166
1,000,000	4.67%, due 2/27/18	1,123,600
800,000	3.65%, due 12/28/18	801,632	TOTAL INVESTMENTS - 99.06%
	Federal Home Loan Bank,		( Cost - $64,384,500)		67,081,457
2,000,000	0.88%, due 11/22/13	1,998,420	Other assets less liabilities - 0.94%		640,293
			TOTAL NET ASSETS - 100.00%		$ 67,721,750
(a) Variable rate yield; the coupon rate shown represents
the rate at May 31, 2011.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2011

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $73,867,674
and $64,384,500, respectively)	$ 92,224,117	$ 67,081,457
Receivable for fund shares sold	7,877	2,528
Dividends and interest receivable	221,661	677,118
Prepaid expenses and other assets	16,318	27,504
Total Assets	92,469,973	67,788,607

LIABILITIES:
Payable for fund shares redeemed	-	21,000
Accrued advisory fees	60,034	31,151
Accrued administration and fund accounting fees	8,308	6,012
Accrued transfer agency fees	3,459	-
Other accrued expenses	21,042	8,694
Total Liabilities	92,843	66,857
Net Assets	$ 92,377,130	$ 67,721,750

NET ASSETS CONSIST OF:
Paid in capital	$ 82,467,985	$ 67,954,004
Accumulated undistributed net investment income	440,084	19,901
Accumulated net realized loss from
investment transactions	(8,887,382)	(2,949,112)
Net unrealized appreciation on investments	18,356,443	2,696,957
Net Assets	$ 92,377,130	$ 67,721,750

Shares outstanding (unlimited number of shares authorized;	8,397,877	6,609,264
no par value)

Net asset value, offering and redemption price per share	$ 11.00	$ 10.25
($92,377,130/8,397,877 and $67,721,750/6,609,264, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2011

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 998	$ 1,305,006
Dividends	897,805	-
Total investment income	898,803	1,305,006

EXPENSES:
Investment advisory fees	338,681	184,930
Administration and fund accounting fees	67,463	60,428
Transfer agency fees	18,897	14,923
Legal fees	14,919	8,701
Custody fees	14,919	11,934
Printing expense	9,448	4,725
Audit fees	6,714	6,714
Chief Compliance Officer fees	6,341	5,729
Registration & filing fees	4,725	4,725
Trustees' fees	4,226	2,586
Insurance expense	2,983	1,989
Miscellaneous expenses	1,241	1,243
Total expenses	490,557	308,627

Net investment income	408,246	996,379

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain from investment
transactions	3,661,904	753,366
Net change in unrealized appreciation (depreciation)
of investments for the period	7,176,282	(1,313,232)
Net realized and unrealized gain (loss)
on investments	10,838,186	(559,866)
Net increase in net assets resulting
from operations	$ 11,246,432	$ 436,513

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2011	November 30, 2010
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 408,246	$ 828,693
Net realized gain from investment transactions	3,661,904	4,685,739
Net change in unrealized appreciation for the period	7,176,282	695,440
Net increase in net assets resulting from operations	11,246,432	6,209,872

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.09 and $0.09
per share, respectively)	(766,793)	(1,130,761)

CAPITAL SHARE TRANSACTIONS	(4,058,874)	(32,210,009)

Net increase (decrease) in net assets	6,420,765	(27,130,898)

NET ASSETS:
Beginning of period	85,956,365	113,087,263

End of period (including undistributed net investment income
of $440,084 and $798,631, respectively)	$ 92,377,130	$ 85,956,365

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2011	November 30, 2010
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 996,379	$ 2,618,282
Net realized gain from investment transactions	753,366	1,776,445
Net change in unrealized appreciation (depreciation) for the period	(1,313,232)	44,588
Net increase in net assets resulting from operations	436,513	4,439,315

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.14 and $0.31
per share, respectively)	(976,478)	(2,621,906)

CAPITAL SHARE TRANSACTIONS	(9,195,495)	(23,075,532)

Net increase (decrease) in net assets	(9,735,460)	(21,258,123)

NET ASSETS:
Beginning of period	77,457,210	98,715,333

End of period (including undistributed net investment income
of $19,901 and $0, respectively)	$ 67,721,750	$ 77,457,210

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2011		2010	2009	2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$ 9.79		$ 9.37	$ 7.80	$ 12.58	$ 11.39		$ 10.32

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.05		0.08	0.10	0.09	0.09		0.06
Net realized and unrealized gains (losses)
on investments	1.25		0.43	1.55	(4.77)	1.10		1.11
Total from investment operations	1.30		0.51	1.65	(4.68)	1.19		1.17

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)		(0.09)	(0.08)	(0.10)	0.00		(0.10)
Total distributions	(0.09)		(0.09)	(0.08)	(0.10)	0.00		(0.10)

Net asset value, end of period	$ 11.00		$ 9.79	$ 9.37	$ 7.80	$ 12.58		$ 11.39

Total return (2)	13.31%		5.50%	21.41%	(37.51)%	10.45%		11.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 92,377		$ 85,956	$ 113,087	$ 92,428	$ 129,733		$ 106,513
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.09%	(4)	1.06%	1.06%	1.04%	1.03%		1.08%
Expenses, net of reimbursement/recapture	1.09%	(4)	1.06%	1.06%	1.04%	1.06%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	0.90%	(4)	0.84%	1.20%	0.85%	0.79%		0.62%
Net investment income,
net of reimbursement/recapture	0.90%	(4)	0.84%	1.20%	0.85%	0.77%	(3)	0.59%	(3)
Portfolio turnover rate	28%		69%	23%	11%	27%		37%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$ 10.31		$ 10.06	$ 9.41	$ 10.17	$ 10.18	$ 10.16

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.14		0.31	0.35	0.41	0.44	0.42
Net realized and unrealized gains (losses)
on investments	(0.06)		0.25	0.65	(0.76)	(0.01)	0.01
Total from investment operations	0.08		0.56	1.00	(0.35)	0.43	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.14)		(0.31)	(0.35)	(0.41)	(0.44)	(0.41)
Total distributions	(0.14)		(0.31)	(0.35)	(0.41)	(0.44)	(0.41)

Net asset value, end of period	$ 10.25		$ 10.31	$ 10.06	$ 9.41	$ 10.17	$ 10.18

Total return (2)	0.75%		5.65%	10.84%	(3.59)%	4.34%	4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 67,722		$ 77,457	$ 98,715	$ 82,001	$ 81,970	$ 70,214
Ratios to average net assets:
Expenses	0.83%	(3)	0.83%	0.82%	0.82%	0.83%	0.89%
Net investment income	2.69%	(3)	3.04%	3.62%	4.11%	4.38%	4.14%
Portfolio turnover rate	51%		55%	36%	27%	31%	54%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2011

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of May 31, 2011, in valuing the Funds’ assets carried at fair value.

                                                                       North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock**	$ 89,833,736	$ -	$ -	$ 89,833,736
Money Market Funds	2,390,381	-	-	2,390,381
Total	$ 92,224,117	$ -	$ -	$ 92,224,117

                                                               North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds**	$ -	$ 52,101,595	$ -	$ 52,101,595
U.S.Government& Agency Obligations	-	13,317,696	-	13,317,696
Money Market Funds	1,662,166	-	$ -	1,662,166
Total	$ 1,662,166	$ 65,419,291	$ -	$ 67,081,457

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no significant transfers into and out of Level 1 and 2 during the period.  It is the Funds policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2006 through 2010 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2011, the Adviser received advisory fees of $338,681 from the Equity Fund and $184,930 from the Bond Fund.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration, accounting and transfer agency services to the Funds pursuant to a Fund Services Agreement.  The terms of the agreement are as follows:

Administration - The Funds pay GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Funds also pay GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 per Fund and the basis point fees are:

  10 basis points or 0.10% per annum on the first $100 million in net assets

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

    8 basis points or 0.08% per annum on the next $150 million in net assets

    6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Funds pay GFS a base annual fee of $27,000 per Fund plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

   2 basis points or 0.02% on net assets of $25 million to $100 million

   1 basis point or 0.01% on net assets greater than $100 million

Prior to February 1, 2010, GFS was paid a monthly fee from each Fund for providing accounting and administration services that was based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Funds pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per Fund share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

Prior to February 1, 2010, GFS received a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.

Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the six months ended May 31, 2011, GemCom received $4,225 from the Equity Fund and $3,608 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

for out-of-pocket expenses. For the six months ended May 31, 2011, the Growth Fund and Bond Fund incurred expenses of $6,341 and $5,729, respectively, for services provided by NLCS.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2011, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $82,467,985 and $67,954,004, respectively.

Transactions in capital shares were as follows:

                                                Growth Fund:

	For the six		For the year
	months ended		ended
	May 31, 2011		November 30, 2010
	Shares	Amount	Shares	Amount

Shares sold…………………….	338,112	$ 3,630,767	1,193,212	$ 11,299,377
Shares issued for reinvestment
of dividends…………………..	14,057	144,926	29,944	285,670
Shares redeemed……………….	(736,572)	(7,834,567)	(4,507,816)	(43,795,056)
Net increase (decrease)…………………….	(384,403)	$ (4,058,874)	(3,284,660)	$ (32,210,009)

                                                Bond Fund:

	For the six		For the year
	months ended		ended
	May 31, 2011		November 30, 2010
	Shares	Amount	Shares	Amount

Shares sold……………………..	306,391	$ 3,104,668	1,072,574	$ 10,873,717
Shares issued for reinvestment
of dividends……………………	7,255	73,527	30,081	303,320
Shares redeemed………………..	(1,218,011)	(12,373,689)	(3,397,498)	(34,252,569)
Net increase (decrease)……….	(904,365)	$ (9,195,494)	(2,294,843)	$ (23,075,532)

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2011 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 24,683,880	$ 8,745,954	$ 10,155,091
Sales	$ 30,085,260	$ 21,775,555	$ 5,659,320

At May 31, 2011, the aggregate cost for federal income tax purposes was $73,867,674 for the Growth Fund and $64,384,500 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 19,107,890	$ 2,703,480
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(751,447)	(6,523)
Net unrealized appreciation	$ 18,356,443	$ 2,696,957

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2011 and year ended November 30, 2010 were as follows:

	For the six months ended May 31, 2011	For the year ended Nov. 30, 2010
Growth Fund:	(Unaudited)
Ordinary income	$ 766,793	$ 1,130,761
Long-term capital gains	−	−
Total	$ 766,793	$ 1,130,761

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

	For the six months ended May 31, 2011	For the year ended Nov. 30, 2010
Bond Fund:	(Unaudited)
Ordinary income	$ 976,478	$ 2,621,906
Long-term capital gains	−	−
Total	$ 976,478	$ 2,621,906

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ 798,631	$ (12,269,726)	$ 10,900,601
Bond Fund	−	(3,702,478)	4,010,189

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales.

As of November 30, 2010, the Growth Fund and Bond Fund had unused capital loss carryforwards of $12,269,726 and $3,702,478, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

	2016	2017
Growth Fund……….…..	$3,572,647	$8,697,079
Bond Fund.........................	-	3,702,478

Permanent book and tax differences for the Bond Fund resulted in reclassification for the period ended November 30, 2010 as follows:  a decrease in paid-in-capital of $3,624 and a decrease in undistributed net investment losses of $3,624.

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2011, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 80% of the voting securities of the Growth Fund and approximately 90% of the Bond Fund.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2011

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 9.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2010 and held until May 31, 2011.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/10)	Ending Account Value (5/31/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/10-5/31/11)
Equity Growth Fund
Actual	$1,000.00	$ 1,133.13	1.09%	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	1.09%	$5.47
Intermediate Bond Fund
Actual	$1,000.00	$1,007.50	0.83%	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	0.83%	$4.20

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 25, 2011, the Board, including the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that undue profitability was not a concern.  In addition, the Board considered that the Adviser had voluntarily limited the overall expense ratio of each Fund since its inception through the fiscal year ended November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that although there has been some lag in the performance of each Fund relative to their Peer Groups, the performance of the Funds have been consistent with market conditions and reflected a conservative management approach that is appropriate for long-term, risk-averse investment.  The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted the Adviser’s willingness to reinstate the voluntary expense limitation should the Funds’ expense ratios become unreasonably high and to consider an adjustment in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, continuance of the Agreement was in the best interests of the Funds’ shareholders.

WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?                             Rev July 2011

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?

Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•

Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers

Andrew Rogers, President

Date

8/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

Andrew Rogers, President

Date

8/3/11

By (Signature and Title)

/s/ James Colantino

  James Colantino, Treasurer

Date

8/3/11